UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  May 19, 2006
                                                      ----------------

                 Epicus Communication Group, Inc., Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

           Florida                   333-71008               59-2564162
----------------------------  ------------------------  -------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                 Identification No.)


            1750 Osceola Drive, West Palm Beach, Florida 33409
            ---------------------------------------------------
            (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 688-0440
                                                   ----------------

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

To continue increasing the operating cash available to grow the company's customer base; on May 19, 2006, the Board of Directors unanimously agreed to sell $635,000 in convertible debentures to its current primary lender, a group of funds managed by "The NIR Group", at a variable price with a discount of 30% to the market. This had be previously agreed upon December of 2005 and reported the our 8K filed Feb. 9, 2006. The Board also agreed to amend the existing convertible debenture agreements currently held by its primary lender to the same conversion price structure as this most recent debenture.

The existing one year interest relief for period 1-01-06 to 12-31-06 on the referenced existing Convertible Debenture Notes and the Redeemable Convertible Preferred remains in effect. During the "interest abatement period" of 1-01-06 to 12-31-06, interest on the notes will not accrue or be charged to the Company in any manner.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EPICUS COMMUNICATION GROUP, INC.

Date: May 23, 2006
                                      By: /s/ Mark Schaftlein
                                         -----------------------------
                                      Name:   Mark Schaftlein
                                      Title:  CEO/Director

Exhibit Index

Exhibit 99.1
Description -  Press Release

May 23, 2006


Epicus Communications Group, Inc. Secures $635,000 in Funding for
Operating Capital


WEST PALM BEACH, FL - May 23, 2006 - Epicus Communications Group,
Inc. (OTCBB: EPCG) announced today it entered into a securities purchase agreement for the sale of $635,000 in 3-year, 6% convertible debentures to its current primary lender.

The company's board of directors also agreed to amend existing convertible debenture agreements currently held by its primary lender to offer the same conversion price structure as the new convertible debentures. As such, the convertible feature on all outstanding debentures now carries a variable conversion price discounted 30% to the market as specified per formula.

The one-year interest free period from 1-01-06 through 12-31-06 on existing convertible debenture notes and the company's redeemable convertible preferred stock remains in effect.

Commenting on the funding, Mark Schaftlein, Epicus Communications Group's CEO said, "We are pleased to have received a vote of confidence from our lender in the execution of our business plan. The proceeds from today's securities sale will be used primarily for operating capital and to support on-going customer growth initiatives."

Epicus Communications Group will file a copy of this press release with the Securities and Exchange Commission pursuant to Form 8-K, which will be available for free on the SEC's website at
http://www.sec.gov.
------------------

About Epicus Communications Group, Inc.
Epicus Communications Group, Inc. operates as a telecommunications company that provides local exchange services to small business and residential customers located in seven southeastern states. Epicus Communications Group is moving towards becoming a facilities-based carrier. For additional business information, please visit the company's website at http://www.ecg-us.com.
                                      ---------------------

This press release contains forward-looking statements that involve risks and uncertainties. Actual events may differ from forward-looking statements for a number of reasons as well as other factors discussed from time to time in our SEC filings (available on EDGAR or for free at www.sec.gov). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. All forward-looking statements included in this document are made as of the date hereof, based on information available to Epicus Communications Group, Inc. on the date thereof.

                            ###
Contacts:

Mark Cohen
5W Public Relations
(212) 999-5585
mcohen@5wpr.com

or

Gil Sharell, Investor Relations
Epicus Communications Group, Inc.
(941) 650-4501
gsharell@sharell.com